UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2020

CNO Financial Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31792	75-3108137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11825 North Pennsylvania Street
Carmel, Indiana  46032
(Address of Principal Executive Offices) (Zip Code)

(317) 817-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CNO	New York Stock Exchange
Rights to purchase Series D Junior Participating Preferred Stock		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On May 5, 2020, CNO Financial Group, Inc. (the "Company") issued: (i) a press release announcing its financial results for the quarter ended March 31, 2020, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference; (ii) the Quarterly Financial Supplement for March 31, 2020, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference; and (iii) additional financial information related to its financial and operating results for the quarter ended March 31, 2020, a copy of which is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

On May 5, 2020, the Company also issued a Revised Quarterly Financial Supplement for the fourth quarter of 2019 (a copy of which is attached hereto as Exhibit 99.4 and is incorporated herein by reference). The Company had previously issued an earlier version of the revised Quarterly Financial Supplement for the fourth quarter of 2019 which was filed as Exhibit 99.2 to the Current Report on Form 8-K dated February 26, 2020, which reflected changes we made to our segment structure based on the way management views the Company's operations when making operating decisions and assessing performance. As the Company prepared its financial reports for the quarterly period ended March 31, 2020 (the first period under the new segment structure), certain refinements were made to the method used to allocate investment income between the product lines and the non-product line category. The reallocations had no impact on total operating earnings or net income. All periods presented in the Revised Quarterly Financial Supplement for the fourth quarter of 2019 have been revised to conform to the new investment income allocation method.
The information contained under Item 2.02 in this Current Report on Form 8-K (including Exhibits 99.1, 99.2, 99.3 and 99.4) is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information contained in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01(d).	Financial Statements and Exhibits.

The following materials are furnished as exhibits to this Current Report on Form 8-K:

99.1	Press release dated May 5, 2020 related to financial results for the quarter ended March 31, 2020.
99.2	Quarterly Financial Supplement - 1Q2020.
99.3	First Quarter 2020 Financial and Operating Results for the period ended March 31, 2020.
99.4	Revised Quarterly Financial Supplement - 4Q2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNO Financial Group, Inc.

Date: May 5, 2020
	By:	/s/ John R. Kline
John R. Kline
Senior Vice President and Chief Accounting Officer

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